                                                                    EXHIBIT 10.2
                                                                    ------------
                 FOURTH AMENDMENT TO FACILITY A LOAN AGREEMENT
                                  AND CONSENT

     THIS FOURTH AMENDMENT TO FACILITY A LOAN AGREEMENT AND CONSENT (this "Amendment and Consent"), dated as of the 29th day of September, 1999 (the
 ---------------------
"Amendment Date"), by and among AMERICAN TOWER, L.P., a Delaware limited
 --------------
partnership, and AMERICAN TOWERS, INC., a Delaware corporation (collectively, the "Borrower"), the FINANCIAL INSTITUTIONS SIGNATORY HERETO and TORONTO
     -------
DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for
                                                      --------------------
the Banks (as defined in the Loan Agreement defined below);


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain ATS Facility A Loan Agreement dated as of June 16, 1998, as amended by that certain First Amendment to ATS Facility A Loan Agreement dated as of October 30, 1998, that certain Second Amendment and Waiver to ATS Facility A Loan Agreement dated as of February 8, 1999 and that certain Third Amendment to ATS Facility A Loan Agreement dated as of July 9, 1999 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and
                                                  --------------

     WHEREAS, the Borrower has requested, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to permit the Parent (as defined in the Loan Agreement) to incur certain indebtedness and to prepay the principal amount of Indebtedness outstanding under the Parent Loan Agreement (as defined in the Loan Agreement) and to make certain other amendments to the Loan Agreement, in each case, as provided herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendment to Article 1. Article 1 of the Loan Agreement, Definitions,
          ----------------------                                   -----------
is hereby amended by adding the following definition of "Convertible Notes,"
                                                         -----------------
thereto in appropriate alphabetical order:

           "'Convertible Notes' shall mean convertible notes issued by the
             -----------------
     Parent having the following terms: (a) such Convertible Notes shall be overfunded by an amount equal to all interest payable with respect thereto for the period commencing on the date of issuance thereof through the second anniversary of the date of issuance, (b) no principal payments (other than in common stock of the Parent) on the Convertible Notes may be required until six (6) months after the Maturity Date, (c) the proceeds (other than any amount required to pay interest during any applicable overfunding period) of such Convertible Notes shall be contributed as equity to the Co-Borrowers to be applied to the Loans in accordance with the provisions of this Agreement with any remaining proceeds used to pay in full all outstanding amounts under the Parent Loan Agreement in accordance with that certain Fourth Amendment to Facility A Loan Agreement and Consent dated as of September 29, 1999, (d) not guaranteed by Subsidiaries of the Parent and (e) such Convertible Notes shall be unsecured and have such other terms and conditions substantially as set forth in the Offering Memorandum with respect thereto."

     2.   Amendment to Article 8. Section 8.1 of the Loan Agreement, Events of
          ----------------------                                     ---------
Default, is hereby amended by deleting subsection (q) thereof in its entirety
-------
and by substituting the following in lieu thereof:

     "(q) The Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than the Convertible Notes (or any refinancing of the foregoing which does not exceed the principal amount outstanding on the date of such refinancing); or"

     3.   Consent to Prepayment under Parent Loan Agreement. This Amendment and
          -------------------------------------------------
Consent, when executed by the Majority Banks and accepted by the Borrower, will, subject to the terms and conditions hereof, reflect the Banks' consent to the prepayment by the Parent in full of all amounts outstanding under the Parent Loan Agreement solely with a portion the proceeds of the Convertible Notes remaining after application of such proceeds as required by Article 2 of the Loan Agreement; provided, however, that prior to such prepayment, the Co-
                -----------------
Borrowers apply the proceeds of the Convertible Notes (other than any amount required to pay interest during any applicable overfunding period) as required by Article 2 of the Loan Agreement.

     4.   No Other Amendment or Consent. Except for the amendments and consent
          -----------------------------
set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver or consent by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments and consent agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     5.   Loan Documents. This Amendment and Consent shall be deemed to be a
          --------------
Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

     6.   Counterparts. This Amendment and Consent may be executed in any number
          ------------
of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     7.   Governing Law. This Amendment and Consent shall be construed in
          -------------
accordance with and governed by the laws of the State of New York.

     8.   Severability. Any provision of this Amendment and Consent which is
          ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Consent or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P.

                         By ATC GP INC.


                         By:  /s/ Joseph L. Winn
                            ---------------------------------------

                              Title:   Chief Financial Officer


                         AMERICAN TOWERS, INC.


                         By:  /s/ Joseph L. Winn
                            ---------------------------------------

                              Title:   Chief Financial Officer


ADMINISTRATIVE AGENT
AND BANKS:               TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and the Banks and as a Bank


                         By:  /s/ Jeffrey R. Lents
                            ---------------------------------------

                              Title:   Vice President



                         THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuing Bank

                         By:  /s/ Jeffrey R. Lents
                            ---------------------------------------

                              Title: Manager, Credit Administration
                                     ------------------------------

                         BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as a Bank


                         By: /s/ Todd Shipley
                            ---------------------------------------

                              Title: Senior Vice President
                                    -------------------------------


                         BANK OF MONTREAL, as a Bank


                         By: /s/ Sarah Kim
                            ---------------------------------------

                              Title: Director
                                     ------------------------------


                         THE BANK OF NEW YORK, as a Bank


                         By: /s/ Geoffrey C. Brooks
                            ---------------------------------------

                              Title: Vice President
                                    -------------------------------


                         THE BANK OF NOVA SCOTIA, as a Bank


                         By: /s/ Paul A. Weissenberger
                            ---------------------------------------

                              Title: Authorized Signatory
                                    -------------------------------


                         BANK OF SCOTLAND, as a Bank


                         By: /s/ Annie Glynn
                            ---------------------------------------

                              Title: Senior Vice President
                                    -------------------------------

                         BANKBOSTON, N.A., as a Bank


                         By: /s/ Lenny Mason
                             ---------------------------------------

                              Title: Director
                                     -------------------------------


                         BANKERS TRUST COMPANY, as a Bank


                         By: /s/ Gregory Shefrin
                             ---------------------------------------

                              Title: Principal
                                     -------------------------------


                         BARCLAYS BANK, PLC, as a Bank


                         By: /s/ Craig J. Lewis
                             ---------------------------------------

                              Title: Director
                                    -------------------------------


                         THE CHASE MANHATTAN BANK, as a Bank


                         By: /s/ William E. Rottino
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank


                         By: /s/ Daniel E. A. Nichols
                             ---------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------

                         CITY NATIONAL BANK, as a Bank


                         By: /s/ Rod Bollins
                             --------------------------------------

                              Title: Vice President
                                     ------------------------------


                         COBANK, ACB, as a Bank


                         By: /s/ Teresa L. Fountain
                             ---------------------------------------

                              Title: Assistant Corporate Secretary
                                     -------------------------------


                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                         By: /s/ Mark Campellone
                            ---------------------------------------

                              Title: First Vice President
                                     ------------------------------


                         CREDIT SUISSE FIRST BOSTON, as a Bank


                         By: /s/ Todd C. Morgan
                             --------------------------------------

                              Title: Director
                                     ------------------------------


                         By: /s/ Kristin Lepri
                             --------------------------------------

                              Title: Associate
                                    -------------------------------

                         CRESTAR BANK, as a Bank


                         By: /s/ Edwin D. Brooks, Jr.
                             ---------------------------------------

                              Title: Executive Vice President
                                     -------------------------------


                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank


                         By: /s/ Constance Loosemore
                             ---------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------


                         By: /s/ Patrick A. Keleher
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         ALLFIRST BANK, as a Bank


                         By: /s/ W. Blake Hampson
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         FLEET NATIONAL BANK, as a Bank


                         By: /s/ Jeffrey R. Greene
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------

                         THE FUJI BANK, LIMITED, as a Bank


                         By: /s/ Kazuyuki Nishimura
                             ---------------------------------------

                              Title: Senior Vice President and Group Head
                                     ------------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                         By: /s/ Michael J. Tzougrakis
                             ---------------------------------------

                              Title: Manager of Operations
                                     -------------------------------


                         THE HOWARD BANK, N.A., as a Bank


                         By: /s/ Michael W. Quinn
                             ---------------------------------------

                              Title: Senior Vice President
                                     -------------------------------


                         KEY CORPORATE CAPITAL INC., as a Bank


                         By: /s/ Jason R. Weaver
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------

                         MELLON BANK, N.A., as a Bank


                         By: /s/ Henry Beukema
                             ---------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------


                         MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                         By: /s/ John H. Phillips
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                         By: /s/ Toshihiro Hayashi
                             ---------------------------------------

                              Title: Senior Vice President
                                     -------------------------------


                         NATIONAL BANK OF CANADA, as a Bank


                         By: /s/ Theresa White
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         By: /s/ Vincent Lima
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------

                         PNC BANK, NATIONAL ASSOCIATION, as a Bank


                         By: /s/ Kristen E. Talaber
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         STATE STREET BANK AND TRUST COMPANY, as a Bank


                         By: /s/ Edware C. Thaute
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         UNION BANK OF CALIFORNIA, N.A., as a Bank


                         By: /s/ Darren H. Miyata
                             ---------------------------------------

                              Title: Assistant Vice President
                                     -------------------------------


                         US TRUST, as a Bank


                         By: /s/ Daniel G. Eastman
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------


                         WEBSTER BANK, as a Bank


                         By: /s/ Juliana B. Dalton
                             ---------------------------------------

                              Title: Vice President
                                     -------------------------------